UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2005

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-14768	NSTAR	04-3466300

1-2301	Boston Edison Company 800 Boylston Street Boston, Massachusetts 02199 Telephone (617) 424-2000	04-1278810

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events

Item 8.01 Other Events.

On December 6, 2005, NSTAR’s rate regulated subsidiaries, Boston Edison Company, Cambridge Electric Light Company, Commonwealth Electric Company and NSTAR Gas Company filed a proposed Settlement Agreement with the Massachusetts Department of Telecommunications and Energy (MDTE). NSTAR and its rate regulated subsidiaries agreed on a rate settlement with the Attorney General of Massachusetts and several interveners. This Settlement Agreement is subject to final approval by the MDTE. A copy of the Press Release and Settlement Agreement are attached as Exhibit 99 to this Current Report on Form 8-K.

Section 9—Financials Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press Release dated December 6, 2005

99.2	Settlement Agreement dated December 6, 2005

The information in this Form 8-K and Exhibit 99 attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

NSTAR Boston Edison Company (Registrants)

Date: December 6, 2005	By:	/S/ R. J. WEAFER, JR.
Robert J. Weafer, Jr. Vice President, Controller and Chief Accounting Officer